                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2003


                                  ENRON CORP.
               (Exact name of Registrant as specified in charter)

             OREGON                      1-13159              47-0255140
  (State or other jurisdiction         (Commission          (I.R.S. employer
       of incorporation)               file number)         identification no.)


                ENRON BUILDING
               1400 SMITH STREET
                HOUSTON, TEXAS                                  77002
   (Address of principal executive offices)                   (Zip Code)


       Registrants' telephone number, including area code: (713) 853-6161

                             ---------------------
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ITEM 5.           OTHER EVENTS.

         On March 10, 2003, the Company and certain other debtor-in-possession subsidiaries of the Company filed their monthly operating report for December 2002 with the United States Bankruptcy Court for the Southern District of New York. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

                  FORWARD-LOOKING STATEMENTS.

         THIS FORM 8-K, INCLUDING EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING: VARIOUS REGULATORY ISSUES, THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS, NUMEROUS ONGOING EXTERNAL INVESTIGATIONS IN WHICH THE COMPANY IS FULLY COOPERATING (INCLUDING INVESTIGATIONS BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE DEPARTMENT OF JUSTICE, THE DEPARTMENT OF LABOR, THE GENERAL ACCOUNTING OFFICE, THE INTERNAL REVENUE SERVICE, THE PENSION BENEFIT GUARANTY CORPORATION, THE GENERAL SERVICES ADMINISTRATION, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., THE FEDERAL ENERGY REGULATORY COMMISSION, THE FEDERAL ELECTION COMMISSION, THE COMMODITY FUTURES TRADING COMMISSION, THE FEDERAL TRADE COMMISSION, THE CALIFORNIA, CONNECTICUT AND FLORIDA ATTORNEYS GENERAL AND NUMEROUS CONGRESSIONAL COMMITTEES AND STATE AGENCIES), THE OUTCOME OF NUMEROUS LAWSUITS AND CLAIMS, GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE COMPANY'S MOST RECENT REPORTS ON FORMS 10-K, 10-Q AND 8-K FILED WITH THE SEC.

         THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORT ATTACHED HERETO HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE LAW UNDER THE UNITED STATES BANKRUPTCY CODE AND IS NOT TO BE USED FOR INVESTMENT PURPOSES. AS EXPLAINED IN A NOVEMBER 8, 2001 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE PREVIOUSLY ISSUED FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997 THROUGH 2000 AND FOR THE FIRST AND SECOND QUARTERS OF 2001 AND THE AUDIT REPORTS COVERING THE YEAR-END FINANCIAL STATEMENTS FOR 1997 THROUGH 2000 SHOULD NOT BE RELIED UPON. IN ADDITION, AS EXPLAINED IN AN APRIL 22, 2002 FORM 8-K FILED BY THE COMPANY, THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE THIRD QUARTER OF 2001 SHOULD NOT BE RELIED UPON. AS EXPLAINED IN A FEBRUARY 12, 2002 FORM 8-K FILED BY THE COMPANY WITH THE SEC, THE COMPANY BELIEVES THE EXISTING EQUITY OF THE COMPANY HAS AND WILL HAVE NO VALUE AND THAT ANY PLAN UNDER CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE CONFIRMED BY THE BANKRUPTCY COURT WILL NOT PROVIDE THE COMPANY'S EXISTING EQUITY HOLDERS WITH ANY RECOVERY.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits.

          99.1  Monthly Operating Report of Enron Corp. et al. for
                December 2002.



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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENRON CORP.




Date:  March 10, 2003                By:   /s/ Raymond M. Bowen, Jr.
                                        --------------------------------
                                          Name:  Raymond M. Bowen, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer



                                       4
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                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------
99.1      -    Monthly Operating Report of Enron Corp. et al. for December 2002.




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